UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2014, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 6.52% and Investor Class returned 6.41%, compared to 6.56% for the MSCI EAFE Index (Gross) (“EAFE Index”). Since the Fund’s inception on October 26, 2001, the Fund’s average annual total returns are 9.47% for the Institutional Class and 9.21% for the Investor Class, compared to 7.50% for the EAFE Index.

Performance Review

Fueled by continued accommodative support from monetary policymakers in the United States, Europe, and Japan, global developed equities rallied during the final quarter of calendar 2013. After significant returns in all of calendar 2013, demand for international equities waned during the first few weeks of 2014 but recovered in late March. Concern about slowing growth in China and tapering of quantitative easing in the US compounded by turmoil in several emerging markets’ currencies negatively influenced demand for equities.

Most major currencies appreciated versus the US dollar during the six-month period, boosting US investors’ returns on overseas assets. Notable exceptions included the Canadian and Australian dollars and the Japanese yen. The best performing developed equity markets this period included Denmark, Ireland, Italy, Israel, and Portugal. The biggest laggards included Japan, Singapore, and Hong Kong (each in negative territory) as well as Austria. South Korea, a market that is not an EAFE Index constituent but is part of our investable universe, also declined in the period. The best performing industry groups in the EAFE Index were pharmaceuticals & biotechnology, consumer services, and software & services. The worst performing industry groups were commercial & professional services, consumer durables & apparel, and retailing.

The Fund slightly underperformed the EAFE Index during the period, in part due to weak performance from a narrow group of stocks. Fund holdings in the energy, banks, pharmaceuticals & biotechnology, food & staples retailing, and diversified financials industry groups detracted the most from the relative performance of the Fund versus the EAFE Index. This underperformance was largely offset by strong performance of holdings in the materials, insurance, transportation, and food beverage & tobacco industry groups as well as the Fund’s underweight position in the poor performing real estate industry group.

The largest individual detractors from absolute performance over the period included Chinese energy exploration giant, CNOOC Ltd. (Hong Kong), Toyota Motor Corp. (Japan), food & staples retailer, TESCO PLC (United Kingdom), optical & camera equipment manufacturer, Nikon Corp. (Japan), and energy services firm, Technip SA (France). The top individual contributors to absolute performance included paints and coatings producer, Akzo Nobel NV (Netherlands), telecommunication services company, KDDI Corp. (Japan), industrial conglomerate, Siemens AG (Germany), trucks & luxury automobile manufacturer, Daimler AG (Germany), and pharmaceutical drug giant, Novartis (Switzerland).

2	Causeway International Value Fund

Significant Portfolio Changes

Several undervalued new positions were initiated during the period including precision electronics company, Nikon, power & automation technology company, ABB Ltd. (Switzerland), utility, Korea Electric Power Corp. (known as “KEPCO”), consumer staples producer, Unilever NV (Netherlands), and specialty chemical manufacturer, Clariant AG (Switzerland). Reductions in specific holdings typically occur because the risk-adjusted expected return no longer ranks competitively relative to other investment candidates. The most significant sales during the period included natural gas power utility, Snam Rete Gas (Italy), jet engine manufacturer, Rolls-Royce Group (United Kingdom), reinsurance provider, Munich Re (Germany), semiconductor equipment manufacturer, Tokyo Electron (Japan), and bank, BBVA (Spain).

Investment Outlook

At the five year anniversary of the March 2009 equity market low, numerous indices fully regained or surpassed their pre-Global Financial Crisis levels. Benchmarks such as the S&P 500, MSCI World, FTSE All Share, and MSCI Europe ex-Eurozone indices, equal, or have surpassed prior peaks reached in 2006-2007. The key exceptions are Japan and the Eurozone, which respectively remain 33% and 28% below those highs. Although most indices have rebounded sharply, corporate profitability has not recovered by the same magnitude. Overall global profits of companies in the countries comprising the MSCI World Index are approximately 10% below where they stood pre-crisis and, excluding the US, they are 30% lower. These rising valuation multiples indicate investor optimism for equities over fixed income investments at a time when interest rates have likely exceeded their cyclical lows.

Overall, developed markets equities already reflect considerable good news in terms of recovery in earnings. In this environment, Causeway’s research must focus on identifying companies left behind in last year’s rally, or companies where share prices have not fully discounted the benefit of a cyclical upturn, major restructuring, or incremental improvements to operations. At present, many of the most undervalued stocks in the Fund’s portfolio typically share this “laggard” characteristic. Some of the largest potential returns should come from stocks in industries and sectors such as energy, banks, capital goods, chemicals and telecommunications. The underperformance of companies in the energy sector last calendar year coincided with sinking emerging markets. We believe that several of these energy-related stocks have upside potential. In addition, we continue to expect further improvement in profits of European banks, where we have already seen the cyclical peak for bad debts, regulatory restrictions and legal settlements. With banks in Europe and in the US, the next few years should bring “write backs” of excess reserves, higher dividend payouts and share buybacks. We believe that certain banks could generate performance that compensates for their volatility and market risk.

When markets approach fair value, we seek to moderate risk (defined as expected volatility). With our multi-factor risk model, we are amplifying our efforts to achieve portfolio diversification and moderate volatility. Barring another global crisis reminiscent of 2008, we believe the diversification tools we use

Causeway International Value Fund	3

could help reduce risk should markets decline. In the event of a major market selloff, we are prepared to take full advantage of investor nervousness and buy the world’s best franchises at bargain prices.

We thank you for your continued confidence in Causeway International Value Fund, and look forward to serving you in the future.

April 30,2014

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The average annual total returns of Causeway International Value Fund Institutional Class as of 3/31/14 are 22.57% (1 year), 19.50% (5 years), and 7.48% (10 years), and 9.47% (since inception on 10/26/01). The average annual total returns of Causeway International Value Fund Investor Class as of 3/31/14 are 22.31% (1 year), 19.19% (5 years), and 7.24% (10 years), and 9.21% (since inception on 10/26/01). The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares,

4	Causeway International Value Fund

when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2014 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
COMMON STOCK
Belgium — 1.1%
KBC Groep NV	962,961	$59,234

Canada — 1.5%
Imperial Oil Ltd.	1,753,800	81,669

France — 13.3%
AXA SA	1,907,312	49,570
BNP Paribas	1,466,101	113,087
Credit Agricole SA	2,107,766	33,234
GDF Suez	2,167,233	59,296
Legrand SA	1,795,900	111,571
Peugeot SA	1,862,351	35,137
Sanofi-Aventis SA	1,583,387	165,086
Technip SA	1,096,733	113,183
Total SA	1,104,648	72,439

		752,603

Germany — 8.8%
Bayer AG	626,536	84,744
Daimler AG	1,321,735	124,896
Linde AG	234,787	46,966
SAP AG	957,394	77,502
Siemens AG	1,223,311	164,654

		498,762

Hong Kong — 3.4%
China Merchants Holdings International Co. Ltd.	12,462,000	42,818
China Mobile Ltd.	1,085,381	9,935
CNOOC Ltd.	64,133,000	96,408
The Link Real Estate Investment Trust	8,811,556	43,339

		192,500

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Ireland — 1.0%
Ryanair Holdings PLC ADR	509,900	$29,987
Smurfit Kappa Group PLC	1,189,065	28,798

		58,785

Japan — 12.6%
Hitachi Ltd.	12,029,000	88,806
JGC Corp.	1,518,000	52,799
KDDI Corp.	2,629,900	152,267
Komatsu Ltd.	1,138,800	23,589
Nikon Corp.	6,944,800	111,827
Shin-Etsu Chemical Co. Ltd.	1,813,500	103,629
Sumitomo Mitsui Financial Group Inc.	2,160,300	92,281
Toyota Motor Corp.	1,558,200	87,953

		713,151

Netherlands — 8.3%
Akzo Nobel NV	2,416,421	197,177
PostNL NV	9,675,931	44,149
Reed Elsevier NV	7,611,486	164,473
Unilever NV	1,569,881	64,526

		470,325

Singapore — 1.5%
Sembcorp Industries Ltd.	10,482,000	45,748
Sembcorp Marine Ltd.	11,290,000	36,350

		82,098

South Korea — 4.7%
Korea Electric Power Corp.	1,971,870	67,523
KT&G Corp.	1,218,983	91,614
SK Telecom Co., Ltd.	511,877	103,630

		262,767

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2014 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Spain — 1.2%
Tecnicas Reunidas SA	1,184,143	$66,893

Sweden — 0.9%
Skandinaviska Enskilda Banken AB, Class A	3,782,313	51,923

Switzerland — 13.6%
ABB Ltd.	3,146,161	81,141
Clariant AG	2,242,217	43,573
Credit Suisse Group	724,197	23,420
Givaudan SA	44,888	69,410
Novartis AG	2,021,499	171,497
Roche Holding AG	366,426	109,839
UBS AG	8,122,096	167,762
Zurich Insurance Group AG	323,320	99,258

		765,900

United Kingdom — 22.6%
Aviva PLC	10,883,369	86,547
Balfour Beatty PLC	7,461,416	37,268
Barclays PLC	32,812,222	127,676
BG Group PLC	4,554,460	84,851
British American Tobacco PLC	2,684,396	149,273
Carnival PLC	1,451,892	55,285
HSBC Holdings PLC	11,450,921	115,963
International Consolidated Airlines Group SA	14,475,741	100,683
Lloyds Banking Group PLC	98,344,971	122,392
Michael Page International PLC	5,948,582	48,673
Rexam PLC	8,233,507	66,820
Rio Tinto PLC	840,969	46,792
Royal Dutch Shell PLC, Class A	2,639,090	96,398
TESCO PLC	11,959,079	58,895
Vodafone Group PLC	21,603,826	79,345

		1,276,861

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2014 (Unaudited)

Causeway International Value Fund	Number of Shares	Value
Total Common Stock
(Cost $4,728,798) — 94.5%		$5,333,471

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.040%**	334,180,507	334,181

Total Short-Term Investment
(Cost $334,181) — 5.9%		334,181

Total Investments — 100.4%
(Cost $5,062,979)		5,667,652

Liabilities in Excess of Other Assets — (0.4)%		(24,582)

Net Assets — 100.0%		$5,643,070

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2014.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SECTOR DIVERSIFICATION

As of March 31, 2014, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets

Financials	21.0%

Energy	13.8

Industrials	12.7

Materials	11.6

Health Care	9.4

Consumer Discretionary	8.2

Consumer Staples	6.5

Telecommunication Services	6.1

Information Technology	2.9

Utilities	2.3

Total	94.5
Short-Term Investment	5.9

Liabilities in Excess of Other Assets	-0.4

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/14
ASSETS:
Investments at Value (Cost $5,062,979)	$5,667,652
Receivable for Fund Shares Sold	31,991
Receivable for Investment Securities Sold	51,817
Receivable for Dividends	19,091
Foreign Currency (Cost $7,990)	7,993
Receivable for Tax Reclaims	6,995
Unrealized Appreciation on Foreign Spot Currency Contracts	177
Prepaid Expenses	127

Total Assets	5,785,843

LIABILITIES:
Payable for Investment Securities Purchased	133,812
Payable Due to Adviser	3,699
Payable for Fund Shares Redeemed	3,318
Payable for Shareholder Services Fees — Investor Class	543
Payable Due to Administrator	166
Unrealized Depreciation on Foreign Spot Currency Contracts	109
Payable for Trustees’ Fees	98
Other Accrued Expenses	1,028

Total Liabilities	142,773

Net Assets	$5,643,070

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$5,267,754
Undistributed Net Investment Income	77,555
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(307,056)
Net Unrealized Appreciation on Investments	604,673
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	144

Net Assets	$5,643,070

Net Asset Value Per Share (based on net assets of $4,838,396,845 ÷ 298,993,442 shares) — Institutional Class	$16.18

Net Asset Value Per Share (based on net assets of $804,672,966 ÷ 50,079,222 shares) — Investor Class	$16.07

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/13 to 3/31/14
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $4,751)	$102,526

Total Investment Income	102,526

EXPENSES:
Investment Advisory Fees	18,086
Shareholder Service Fees — Investor Class	905
Administration Fees	884
Custodian Fees	498
Professional Fees	233
Transfer Agent Fees	226
Trustees’ Fees	130
Registration Fees	108
Printing Fees	103
Pricing Fees	25
Other Fees	108

Total Expenses	21,306

LESS:
Net Expenses	21,306

Net Investment Income	81,220

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	93,866
Net Realized Loss from Foreign Currency Transactions	(106)
Net Change in Unrealized Appreciation on Investments	93,164
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	26

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	186,950

Net Increase in Net Assets Resulting from Operations	$268,170

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/13 to 3/31/14 (Unaudited)	10/01/12 to 9/30/13 (Audited)
OPERATIONS:
Net Investment Income	$81,220	$46,087
Net Realized Gain from Security Transactions	93,866	36,573
Net Realized Loss from Foreign Currency Transactions	(106)	(4,723)
Net Change in Unrealized Appreciation on Investments	93,164	442,217
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	26	2,054

Net Increase in Net Assets Resulting From Operations	268,170	522,208

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(40,173)	(29,047)
Investor Class	(5,993)	(10,263)

Total Dividends from Net Investment Income	(46,166)	(39,310)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	2,274,354	1,021,110
Redemption Fees(2)	165	92

Total Increase in Net Assets	2,496,523	1,504,100

NET ASSETS:
Beginning of Period	3,146,547	1,642,447

End of Period	$5,643,070	$3,146,547

Undistributed Net Investment Income	$77,555	$42,501

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2014 (Unaudited) and the years ended September 30,

For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2014(1)	15.35	0.29	0.70	0.99	(0.16)	—	(0.16)	—
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)	—
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)	—
Investor
2014(1)	15.23	0.24	0.73	0.97	(0.13)	—	(0.13)	—
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)	—
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

16.18	6.52	4,838,397	0.90	3.69	14
15.35	24.38	2,497,378	0.95	2.07	22
12.60	24.29	1,204,193	0.99	2.37	21
10.50	(10.05)	932,175	0.99	3.30	39
11.86	6.71	1,029,606	0.98	1.62	32
11.30	4.28	1,110,262	0.99	2.29	47

16.07	6.41	804,673	1.15	3.10	14
15.23	24.07	649,169	1.20	1.84	22
12.51	24.07	438,254	1.24	2.04	21
10.42	(10.28)	376,692	1.23	2.15	39
11.77	6.38	893,899	1.22	1.39	32
11.23	4.07	1,038,465	1.23	2.07	47

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2014, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are automatically fair valued using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures. Other than the foregoing, there were no transfers between Level 1 and Level 2 for the six months ended March 31, 2014.

For the six months ended March 31, 2014 there were no Level 3 investments.

For the six months ended March 31, 2014, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the six months ended March 31, 2014, the Institutional Class and Investor Class retained $153,127 and $12,191 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2014, the Fund received commission recapture payments of $12,287.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2015 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2014.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2014, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments,

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

during the six months ended March 31, 2014, for the Fund were as follows:

Purchases (000)	Sales (000)
$2,763,109	$583,065

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows (000):

	Ordinary Income	Total
2013	$39,310	$39,310
2012	46,190	46,190

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$42,498
Capital Loss Carryforwards	(387,238)
Unrealized Appreciation	498,049
Other Temporary Differences	3

Total Distributable Earnings	$153,312

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

following summarizes the capital loss carryforwards as of September 30, 2013 (000):

Expiring in Fiscal Year	Amount
2018	$387,238

Total capital loss carryforwards	$387,238

For the year ended September 30, 2013, the Fund used $31,324 (000) in capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$5,062,979	$747,254	$(142,581)	$604,673

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	150,883	$2,389,339	82,443	$1,134,374
Shares Issued in Reinvestment of Dividends and Distributions	2,444	38,147	2,030	26,739
Shares Redeemed	(16,996)	(270,670)	(17,345)	(239,701)

Increase in Shares Outstanding Derived from Institutional Class Transactions	136,331	2,156,816	67,128	921,412

Investor Class
Shares Sold	10,277	161,796	20,939	279,370
Shares Issued in Reinvestment of Dividends and Distributions	365	5,665	750	9,820
Shares Redeemed	(3,180)	(49,923)	(14,095)	(189,492)

Increase in Shares Outstanding Derived from Investor Class Transactions	7,462	117,538	7,594	99,698

Increase in Shares Outstanding from Capital Share Transactions	143,793	$2,274,354	74,722	$1,021,110

8.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Value Fund	21

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

22	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/13	Ending Account Value 3/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,065.20	0.90%	$4.63

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.44	0.90%	$4.53
Causeway International Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,064.10	1.15%	$5.92

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.20	1.15%	$5.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway International Value Fund	23

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-001-1200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 6, 2014

By	/s/ James F Volk
James F Volk, Treasurer

Date: June 6, 2014